UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 14, 2017

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On November 14, 2017, Bonanza Creek Energy, Inc. (“Bonanza”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SandRidge Energy, Inc., a Delaware corporation (“SandRidge”), and Brook Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of SandRidge (“Merger Sub”), pursuant to which SandRidge will acquire Bonanza in exchange for a combination of shares of SandRidge common stock, par value $0.001 per share (“SandRidge Common Stock”), and cash. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Bonanza, with Bonanza continuing as the surviving entity and a wholly owned subsidiary of SandRidge (the “Merger”).

Under the terms of the Merger Agreement, which has been unanimously approved by the respective boards of directors of Bonanza and SandRidge, at the effective time of the Merger (the “Effective Time”) each share of Bonanza common stock, par value $0.01 per share (“Bonanza Common Stock”), issued and outstanding immediately prior to the Merger (other than shares of Bonanza Common Stock held by SandRidge or certain of its subsidiaries, shares held by Bonanza in treasury or shares with respect to which appraisal has been properly demanded pursuant to Delaware law) will be converted into the right to receive from SandRidge (a) $19.20 in cash, without interest and (b) a number of shares of SandRidge Common Stock equal to the quotient (the “Exchange Ratio”) determined by dividing (A) $16.80 by (B) the twenty-day volume-weighted average price per share of SandRidge Common Stock, for the twenty consecutive trading days ending on the third-to-last trading day prior to the Closing Date (the “Parent Stock Price”); provided, however, that (x) if the Parent Stock Price is an amount greater than $21.38, then the Exchange Ratio will be 0.7858, and (y) if the Parent Stock Price is an amount less than $17.50, then the Exchange Ratio will be 0.9600 (the aggregate amount of cash and number of shares of SandRidge Common Stock, the “Merger Consideration”).

At the Effective Time, outstanding restricted stock units issued pursuant to Bonanza’s 2017 Long Term Incentive Plan (a “Bonanza RSU”), other than outstanding Bonanza RSUs held by non-employee directors of Bonanza, will be converted into restricted stock units settled in shares of SandRidge Common Stock, based on the Exchange Ratio (adjusted in order to reflect the cash portion of the Merger Consideration (as adjusted, the “Compensation Exchange Ratio”)), with such as-converted restricted stock units having and being subject to the same terms and conditions applicable to the pre-conversion restricted stock units, except that upon a holder’s termination of employment without Cause or for Good Reason (both as defined in Bonanza’s Change in Control and Severance Plan) within 18 months following the Effective Time, the restricted stock units will immediately vest. Subject to certain exceptions, at the Effective Time, outstanding Bonanza RSUs granted to non-employee directors will vest in full, and will be canceled in exchange for a right to receive the Merger Consideration. In addition, at the Effective Time, outstanding stock options issued pursuant to Bonanza’s 2017 Long Term Incentive Plan, whether vested or unvested, will be converted into options to acquire shares of SandRidge Common Stock, based on the Compensation Exchange Ratio, with such as-converted options having and being subject to the same terms and conditions applicable to the pre-conversion options, except that upon a holder’s termination of employment without Cause or for Good Reason within 18 months following the Effective Time the options will vest and become exercisable.

The completion of the Merger is subject to satisfaction or waiver of closing conditions, including (a) the approval and adoption of the Merger Agreement by Bonanza stockholders, (b) the approval of the issuance of SandRidge Common Stock in connection with the Merger (the “SandRidge Stock Issuance”) by SandRidge stockholders, (c) the effectiveness of the registration statement on Form S-4 to be filed by SandRidge pursuant to which the shares of SandRidge Common Stock issuable as part of the Merger Consideration are registered with the Securities and Exchange Commission (the “SEC”), (d) the authorization for listing of SandRidge Common Stock issuable as part of the Merger Consideration on the New York Stock Exchange, (e) there being no law or injunction prohibiting the consummation of the Merger, (f) subject to specified materiality standards, the accuracy of the representations and warranties of each party, (g) performance or compliance by each party in all material respects with its agreements and covenants under the Merger Agreement, (h) the receipt by Bonanza of a certificate of SandRidge signed by an officer of SandRidge and the receipt by SandRidge of a certificate of Bonanza signed by an officer of Bonanza, certifying that certain of the conditions to closing, as specified by the Merger Agreement, have been satisfied , and (i) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Merger Agreement contains customary representations and warranties from both Bonanza and SandRidge, and each party has agreed to customary covenants, including, among others, covenants relating to (a) the conduct of its businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, (b) the obligation to use reasonable best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act, subject to certain exceptions, (c) the obligation of Bonanza to call a meeting of its stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and (d) the obligation of SandRidge to call a meeting of its stockholders to approve the SandRidge Stock Issuance and, subject to certain exceptions, to recommend that its stockholders approve the SandRidge Stock Issuance.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Bonanza and SandRidge will be subject to certain restrictions on its ability to solicit alternative business combination proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative business combination proposals, subject to customary exceptions.

The Merger Agreement contains certain termination rights for both Bonanza and SandRidge, including (a) the right of either party to terminate the Merger Agreement if the Merger is not consummated by May 14, 2018 (which may be extended by either party to July 14, 2018 under certain circumstances) and (b) the right of Bonanza to terminate the Merger Agreement for a superior proposal following compliance with certain procedures and payment of a termination fee of $26,116,219. In certain other specified circumstances, Bonanza may be required to pay SandRidge, or SandRidge may be required to pay Bonanza, this termination fee. In addition, if the Merger Agreement is terminated because of a failure of a party’s stockholders to approve the proposals required to complete the Merger, that party will be required to reimburse the other party for its transaction expenses up to an amount equal to $3,730,888. In no event will either party be entitled to receive more than one expense reimbursement payment and one termination fee. In addition to the termination fees described above, each party remains liable to the other for any additional damages if such party commits fraud or a willful and material breach of any covenant, agreement or obligation under the Merger Agreement.

Prior to the Effective Time, SandRidge shall take all necessary corporate action so that the size of the board of directors of SandRidge (the “SandRidge Board”) is increased by one and one existing Bonanza director who has been a corporate executive with financial or operating experience in the oil and gas industry in the Rocky Mountain region of the United States, as mutually agreed upon between Bonanza and SandRidge and approved by the SandRidge Nominating and Governance Committee (the “New Director”), is appointed to the SandRidge Board immediately following the Effective Time. The SandRidge Board will additionally take all necessary action to nominate the New Director for election to the SandRidge Board in the proxy statement relating to the first annual meeting of SandRidge stockholders following the closing of the Merger with respect to which a definitive proxy statement has not been filed by SandRidge prior to the closing of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement and the above description has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Bonanza, SandRidge or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the respective parties to such agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Bonanza, SandRidge or any of their respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Bonanza or SandRidge. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Bonanza, SandRidge and their respective affiliates and subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.01                                           Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

This communication includes forward-looking statements. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These forward-looking statements may include statements with respect to, among other things, the proposed Merger with SandRidge, including the expected timing of completion of the Merger; the benefits of the Merger; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts.

These forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks, uncertainties and other factors that could cause actual results and events to differ materially from those expressed or implied by these forward-looking statements, including the following risks, uncertainties and other factors:

•                  the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the necessary approvals of Bonanza’s or SandRidge’s stockholders or the failure to satisfy other conditions to completion of the Merger;

•                  the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•                  the outcome of any legal proceeding that may be instituted against Bonanza and others following the announcement of the Merger;

•                  the amount of the costs, fees, expenses and charges related to the Merger;

•                  the risk that the benefits of the Merger, including synergies, may not be fully realized or may take longer to realize than expected;

•                  the risk that the Merger may not advance the combined company’s business strategy;

•                  the risk that the combined company may experience difficulty integrating all employees or operations;

•                  the potential diversion of Bonanza’s management’s attention resulting from the proposed Merger;

•                  further declines or volatility in the prices Bonanza receives for its oil, natural gas liquids and natural gas;

•                  general economic conditions, whether internationally, nationally or in the regional and local market areas in which Bonanza does business;

•                  ability of Bonanza’s customers to meet their obligations to Bonanza;

•                  Bonanza’s access to capital;

•                  Bonanza’s ability to generate sufficient cash flow from operations, borrowings or other sources to enable us to fully develop Bonanza’s undeveloped acreage positions;

•                  the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs;

•                  uncertainties associated with estimates of proved oil and gas reserves;

•                  the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental regulation);

•                  environmental risks;

•                  seasonal weather conditions;

•                  lease stipulations;

•                  drilling and operating risks, including the risks associated with the employment of horizontal drilling techniques;

•                  Bonanza’s ability to acquire adequate supplies of water for drilling and completion operations;

•                  availability of oilfield equipment, services and personnel;

•                  exploration and development risks;

•                  competition in the oil and natural gas industry;

•                  management’s ability to execute Bonanza’s plans to meet its goals;

•                  Bonanza’s ability to attract and retain key members of Bonanza’s senior management and key technical employees;

•                  Bonanza’s ability to maintain effective internal controls;

•                  access to adequate gathering systems and pipeline take-away capacity to provide adequate infrastructure for the products of Bonanza’s drilling program;

•                  Bonanza’s ability to secure firm transportation for oil and natural gas Bonanza produces and to sell the oil and natural gas at market prices;

•                  costs and other risks associated with perfecting title for mineral rights in some of Bonanza’s properties;

•                  continued hostilities in the Middle East and other sustained military campaigns or acts of terrorism or sabotage;

•                  other economic, competitive, governmental, legislative, regulatory, geopolitical and technological factors that may negatively impact our businesses, operations or pricing; and

•                  other factors identified in Bonanza’s and SandRidge’s filings with the Securities and Exchange Commission.

Actual results may differ materially from those projected in the forward-looking statements. Bonanza does not undertake to update any forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed business combination between Bonanza and SandRidge. The proposed combination will be submitted to Bonanza’s and SandRidge’s stockholders for their consideration and approval. In connection with the proposed combination, Bonanza and SandRidge will prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed Merger. This communication is not a substitute for the registration statement, proxy statement/prospectus or other document(s) that Bonanza and/or SandRidge may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BONANZA AND SANDRIDGE ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BONANZA, SANDRIDGE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors may also request copies of the documents filed with the SEC by Bonanza by contacting Bonanza’s Investor Relations. Investors may also request copies of the documents filed with the SEC by SandRidge by contacting SandRidge’s Investor Relations.

Certain Information Regarding Participants

Bonanza, SandRidge and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Bonanza’s directors and executive officers in its Current Reports on Form 8-K which were filed with the SEC on April 28, 2017, June 12, 2017 and August 4, 2017 and its Quarterly Report on Form 10-Q for the period ending September 30, 2017, filed with the SEC on November 9, 2017. You can find information about SandRidge’s directors and executive officers in its Definitive Proxy Statement, which was filed with the SEC on April 28, 2017 and its Current Reports on Form 8-K filed with the SEC on June 28, 2017 and August 1, 2017. Additional information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the registration statement, proxy statement/prospectus or other documents filed with the SEC if any when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Bonanza or SandRidge as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01                                           Exhibits.

(d)         Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2017, by and among Bonanza Creek Energy, Inc., SandRidge Energy, Inc. and Brook Merger Sub, Inc.*

*       Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Bonanza hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: November 15, 2017	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary